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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  September 17, 2003
                                                   -------------------


                          WORTHINGTON INDUSTRIES, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its Charter)

         Ohio                       1-8399                      31-1189815
------------------------     --------------------           -------------------
(State of Incorporation)     (Commission File No.)            (IRS Employer
                                                            Identification No.)

  1205 Dearborn Drive, Columbus, Ohio                       43085
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:        (614) 438-3210
                                                      ----------------------


                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         The following exhibit is being furnished with this Form 8-K:
                                                                           Page
                                                                           ----
         Exhibit 99.1 - Press Release issued on September 17, 2003..........3


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 17, 2003, Worthington Industries, Inc. (the "Registrant") issued a press release announcing results for its first quarter of fiscal 2004. A copy of the press release (the "Release") is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Current Report on Form 8-K, including Exhibit
99.1 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WORTHINGTON INDUSTRIES, INC.


Date:  September 17, 2003            By:      /s/ Dale T. Brinkman
       ------------------                --------------------------------------
                                              Dale T. Brinkman, Vice President-
                                              Administration & Secretary











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